January 28, 2011

Summary Prospectus

BlackRock Balanced Capital Fund, Inc. ï Investor, Institutional and Class R Shares

	Investor A	Investor B	Investor C	Institutional	Class R
Fund	Shares	Shares	Shares	Shares	Shares
BlackRock Balanced Capital Fund, Inc.	MDCPX	MBCPX	MCCPX	MACPX	MRBPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 28, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts about BlackRock Balanced Capital Fund, Inc.

Investment Objective

The investment objective of BlackRock Balanced Capital Fund, Inc. (the “Fund”) is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 21 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-57 of the Fund’s statement of additional information.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional	Class R
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[2]	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of	Investor A	Investor B	Investor C	Institutional	Class R
the value of your investment)	Shares	Shares	Shares	Shares	Shares
Management Fee[3]	0.43%	0.43%	0.43%	0.43%	0.43%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%

Other Expenses	0.20%	0.39%	0.25%	0.13%	0.39%

Acquired Fund Fees and Expenses	0.52%	0.52%	0.52%	0.52%	0.52%

Total Annual Fund Operating Expenses	1.40%	2.34%	2.20%	1.08%	1.84%

Fee Waivers and/or Expense Reimbursements[3]	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%	2.02%	1.88%	0.76%	1.52%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	The CDSC for Investor B Shares is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for the complete schedule of CDSCs.) There is no CDSC on Investor C Shares after one year.

[3]	As described in the Fund’s prospectus on pages 36-37, BlackRock has contractually agreed to waive its management fee by the amount of any management fees the Fund pays the manager of the Master Portfolios (defined below) indirectly through its investment in the Master Portfolios for as long as the Fund invests in the Master Portfolios. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$629	$850	$1,089	$1,773

Investor B Shares	$655	$984	$1,288	$2,106

Investor C Shares	$291	$591	$1,016	$2,201

Institutional Shares	$78	$243	$422	$942

Class R Shares	$155	$480	$829	$1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$205	$634	$1,088	$2,106

Investor C Shares	$191	$591	$1,016	$2,201

Portfolio Turnover:
The Total Return Portfolio (defined below) and the Core Portfolio (defined below) pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Total Return Portfolio and the Core Portfolio. During the most recent fiscal year, the Total Return Portfolio’s turnover rate was 1,754% of the average value of its portfolio and the Core Portfolio’s turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities). The Fund may make investments directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. Fund management shifts the allocation among these securities types. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. This flexibility is the keystone of the Fund’s investment strategy. The Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed-income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund may also enter into dollar rolls. Fund management expects that, as a general rule, a majority of the Fund’s equity investments will be equity securities of large cap companies selected from the Russell 1000® Index. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 30, 2010, the most recent rebalance date, the lowest market capitalization in this group was $2.2 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The Fund may also invest in mid cap companies. Management of the Core Portfolio (defined below) chooses equity securities for the Fund using a proprietary multi-factor quantitative model. The Fund purchases primarily U.S. securities, but can also invest in foreign securities, including securities denominated in foreign currencies and sovereign and corporate issuers in emerging markets. The Fund may invest in debt securities of any duration or maturity. The Fund will invest primarily in fixed-income securities that are rated investment grade, but may also invest in fixed-income securities rated below investment grade or unrated securities of equivalent credit quality.

The Fund intends to invest all of its fixed-income assets in the Master Total Return Portfolio (the “Total Return Portfolio”) of Master Bond LLC (“Master Bond LLC”). The primary objective of the Total Return Portfolio is to realize total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index. The Fund intends to invest all of its equity assets in the Master Large Cap Core Portfolio (the “Core Portfolio” and together with the Total Return Portfolio, the “Master Portfolios”) of Master Large Cap Series LLC (“Master Large Cap LLC”). The Core Portfolio utilizes a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index. The Total Return Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, option on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The Total Return Portfolio may also invest in credit-linked or structured instruments or other instruments evidencing interests in entities that hold or represent interests in fixed-income securities.

The investment results of the fixed-income and equity portions of the Fund’s portfolio will correspond directly to the investment results of (i) the Total Return Portfolio together with those of any fixed-income investments held directly by the Fund and (ii) the Core Portfolio together with those of any equity investments held directly by the Fund, respectively. For simplicity, this Prospectus uses the term “Fund” to include the underlying Total Return Portfolio and Core Portfolio in which the Fund invests.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Junk Bonds Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Index, the Barclays Capital U.S. Aggregate Bond Index and a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%), which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information in the chart and table for periods prior to October 1, 2003 does not reflect any investment by the Fund in the Total Return Portfolio. The information in the chart and table for periods prior to February 2009 does not reflect any investment by the Fund in the Core Portfolio. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
BlackRock Balanced Capital Fund, Inc.
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 11.81% (quarter ended June 30, 2003) and the lowest return for a quarter was −15.23% (quarter ended December 31, 2008).

As of 12/31/10
Average Annual Total Returns	1 Year[1]	5 Years[1]	10 Years[1]
BlackRock Balanced Capital Fund, Inc. — Investor A
Return Before Taxes	4.96%	1.43%	1.82%
Return After Taxes on Distributions	4.24%	0.01%	0.40%
Return After Taxes on Distributions and Sale of Shares	3.20%	0.66%	0.94%

BlackRock Balanced Capital Fund, Inc. — Investor B
Return Before Taxes	5.22%	1.31%	1.71%

BlackRock Balanced Capital Fund, Inc. — Investor C
Return Before Taxes	8.87%	1.71%	1.56%

BlackRock Balanced Capital Fund, Inc. — Institutional
Return Before Taxes	11.09%	2.83%	2.65%

BlackRock Balanced Capital Fund, Inc. — Class R
Return Before Taxes	10.29%	2.13%	2.12%

Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	16.10%	2.59%	1.83%

Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%

60% Russell 1000 Index/40% Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	12.74%	4.28%	3.80%

[1]	A portion of the Fund’s total return was attributable to proceeds received in a settlement of a litigation seeking recovery of investment losses previously realized by the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

	Portfolio Manager of the
Name	Fund Since	Title
Phillip Green	2006	Managing Director of BlackRock, Inc.

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra and Eric Pellicciaro. The team works collectively with each member primarily responsible for his area of expertise.

	Portfolio Manager of the
	Total Return Portfolio
Name	Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios BlackRock, Inc.

Matthew Marra	2006	Managing Director of BlackRock, Inc.

Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.

The Core Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Robert Doll, Jr., Daniel Hanson and Peter Stournaras.

	Portfolio Manager of the
Name	Core Portfolio Since	Title
Robert Doll, Jr., CFA, CPA	2006	Senior Managing Director and Chief Equity Strategist of BlackRock, Inc.

Daniel Hanson, CFA	2006	Managing Director of BlackRock, Inc.

Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A and
	Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (“AIP”)	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.

Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated January 28, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-2405 © BlackRock Advisors, LLC SPRO-BC-0111